UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)		77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Investor Presentation Materials

Item 7.01.  Regulation FD Disclosure

On May 17, 2005, representatives of Grant Prideco made the following investor presentation.. A copy of the presentation materials is attached as Exhibit 99.1 to this Form 8-K

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1    Investor Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: May 17, 2005	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel